Taxation	12 Months Ended
Dec. 31, 2023
TAXATION [Abstract]
Taxation
15.	TAXATION
Income Tax
Cayman Island Tax
Sohu.com Inc., a Delaware corporation, was dissolved on May 31, 2018 and Sohu.com Limited, a Cayman Islands company that immediately prior to the dissolution of Sohu.com Inc. was a direct wholly-owned subsidiary of Sohu.com Inc., replaced Sohu.com Inc. as the top-tier,
publicly-traded holding company of the Sohu Group. Under the current tax laws of the Cayman Islands, Sohu.com Limited is not subject to tax on its income or capital gains, and no Cayman Islands withholding tax will be imposed upon any payment of dividends by Sohu.com Limited to its shareholders.
Hong Kong Tax
The Group’s subsidiaries incorporated in Hong Kong are subject to profits tax in Hong Kong at the rate of 16.5% for each of the years ended December 31, 2021, 2022 and 2023.

Chinese Mainland Income Tax
The majority of the subsidiaries and VIEs of the Sohu Group are based in the Chinese mainland and are subject to income taxes in the Chinese mainland. These Chinese mainland-based subsidiaries and VIEs conduct substantially all of the Sohu Group’s operations, and generate most of the Sohu Group’s income or losses. The Chinese mainland generally imposes an income tax rate of 25%
on all enterprises, but grants preferential tax treatment to HNTEs and Software Enterprises.

Under preferential tax treatment, HNTEs can enjoy an income tax rate of 15%, but need to re-apply
every three years. During this
three-yea
r period, an HNTE must conduct a qualification self-review each year to ensure it meets the HNTE criteria and is eligible for the 15% preferential tax rate for that year. If an HNTE fails to meet the criteria for qualification as an HNTE in any year, the enterprise cannot enjoy the 15% preferential tax rate in that year, and must instead use the regular 25% income tax rate.
Chinese mainland income tax laws and related implementing regulations provide that a Software Enterprise is entitled to an income tax exemption for two years beginning with its first profitable year and a
50
% reduction to a rate of
12.5
% for the subsequent three years. Enterprises wishing to enjoy the status of a Software Enterprise must perform a self-assessment each year to ensure they meet the criteria for qualification and file required supporting documents with the Ministry of Industry and Information Technology of China and the relevant tax authorities before using the preferential income tax rates. Such enterprises will be subject to the relevant regulatory authorities’ assessment each year as to whether they are entitled to use the relevant preferential income tax rates. If at any time during the preferential tax treatment years an enterprise uses the preferential income tax rates but the relevant authorities determine that it fails to meet applicable criteria for qualification, the relevant authorities may revoke the enterprise’s Software Enterprise status.
Principal Entities Qualified as HNTEs
As of December 31, 2023, the following principal entities of the Sohu Group were qualified as HNTEs and were entitled to an income tax rate of 15%.

-
Gamease, AmazGame, Sohu Media and Guangzhou Qianjun
re-applied
for HNTE qualification and received approval in October 2023, October 2023, November 2023 and December 2023, respectively. They are entitled to continue to enjoy the beneficial tax rate qualified as HNTEs for the years 2023 through 2025, and will need to re-apply
for HNTE qualification in 2026.

-	Gamespace, Changyou Chuangxiang and Sohu New Momentum qualified as HNTEs for the years 2022 through 2024, and will need to re-apply for HNTE qualification in 2025.

-	Video Tianjin and Sohu Internet qualified as HNTEs for the years 2021 through 2023, and will need to re-apply for HNTE qualification in 2024.
U.S. Corporate Income Tax
Sohu.com Inc., which was formerly the
top-tier
publicly-traded parent company of the Sohu Group, was dissolved and liquidated on May 31, 2018. Sohu.com Inc. was a Delaware corporation that was subject to U.S. federal corporate income tax on its taxable income at a rate of 21% for taxable years beginning after December 31, 2017 and of up to 35% for prior tax years. U.S. federal tax legislation signed into law on December 22, 2017, commonly referred to as the Tax Cuts and Jobs Act (the “U.S. TCJA”), significantly modified the U.S. Internal Revenue Code by, among other things, reducing the maximum statutory U.S. federal corporate income tax rate from 35% to 21% for taxable years beginning after December 31, 2017; limiting and/or eliminating many business deductions; migrating the U.S. to a partial territorial tax system with a one-time
Toll Charge on a mandatory deemed repatriation of previously deferred foreign earnings of certain foreign subsidiaries; subject to certain limitations, generally eliminating U.S. corporate income tax on dividends from foreign subsidiaries; and providing for new taxes on certain foreign earnings.
Treatment of Toll Charge Related to the U.S. TCJA
Beginning in the fourth quarter of 2017, the Sohu Group had recognized a provisional amount of income tax expense for the Toll Charge of $219 million, which represented management’s estimate of the amount of the Toll Charge that would have been payable by Sohu.com Inc. based on the deemed repatriation to the United States of its share of previously deferred earnings of certain of its
non-U.S.
subsidiaries, offset by a reduction of $4 million in liability for deferred U.S. income tax, as a result of the U.S. TCJA. The Sohu Group included the provisional amount of the Toll Charge of $219 million in its interim financial statements through the quarter ended September 30, 2018, in reliance on SAB 118.

For the fourth quarter of 2018, the Sohu Group’s management
re-evaluated
the impact on the Sohu Group of the Toll Charge under the U.S. TCJA. Management determined that it was more likely than not, based on the technical merits, that the tax position that the Sohu Group had no Toll Charge liability would be sustained. The Group recognized a tax benefit in the amount of $77 million, which was the largest amount that management determined to be greater than 50% likely to be realized upon settlement with the U.S. IRS. As a result, as of December 31, 2018, the Sohu Group had an unrecognized tax benefit in the amount of $142 million, which represented the difference between the tax benefit recognized in the fourth quarter of 2018 and management’s previous estimate of the Toll Charge. The estimate remained unchanged as of December 31, 2023.
In addition, the Sohu Group accrued $
5
million,
$8 million and $13 million, respectively, in interest on the unrecognized tax benefit for the years
2021,
2022 and 2023.
The tax benefit recognized and the unrecognized tax benefit in relation to the Toll Charge may be subject to further adjustment in subsequent periods based on facts and circumstances that arose after December 31, 2023, such as any IRS assessments upon audit and management’s further judgment and estimates.
Composition of Income Tax Expense
Sohu.com Limited is not subject to income or capital gains tax under the current laws of the Cayman Islands. There are no other taxes likely to be material to Sohu.com Limited levied by the government of the Cayman Islands.
The components of income before income taxes are as follows (in thousands):

	Year ended December 31,
	2021	2022	2023

Income/(loss) before income tax expense
Income/(loss) from Chinese mainland operations	$153,708	$37,146	$(22,560)
Income/(loss) from non-Chinese mainland operations	(22,141)	3,459	16,910

Total income/(loss) before income tax expense from continuing operations	$131,567	$40,605	$(5,650)

Income tax expense applicable to Chinese mainland operations
Current tax	$31,089	$27,735	$22,701
Deferred tax	26,207	22,524	24,728

Subtotal income tax expense applicable to Chinese mainland operations	57,296	50,259	47,429
Non-Chinese mainland income tax expense	4,817	7,534	12,850
Non-Chinese mainland withholding tax expense	183	153	141

Total income tax expense from continuing operations	$62,296	$57,946	$60,420

In 2023, of the $60.4 million total income tax expense, $47.4 million was from Chinese mainland tax, resulting primarily from accrued regular income tax expense of $36.8 million, and $13 million was for U.S. corporate income tax, resulting primarily from accrued interest on an unrecognized tax benefit.
In 2022, of the $57.9 million total income tax expense, $50.3 million was from Chinese mainland tax, resulting primarily from accrued regular income tax expense of $46.6 million, and $8 million was for U.S. corporate income tax, resulting primarily from accrued interest on an unrecognized tax benefit.
In 2021, of the $62.3 million total income tax expense, $57.3 million was from Chinese mainland tax, resulting primarily from accrued regular income tax expense of $48.4 million, and $5 million was for U.S. corporate income tax, resulting primarily from accrued interest on an unrecognized tax benefit.

The combined effects of the income tax exemption and reduction available to the Group are as follows (in thousands, except per share data):

	Year Ended December 31,
	2021	2022	2023

Tax holiday effect	$1,635	$(6,282)	$(18,961)
Basic net income/(loss) per share effect	0.04	(0.18)	(0.56)
Effective Tax Rate
The Chinese mainland generally imposes an income tax rate of 25% on all enterprises, but grants preferential tax treatment to HNTEs and Software Enterprises.
The U.S. TCJA significantly modified the U.S. Internal Revenue Code by, among other things, reducing the statutory U.S. federal corporate income tax rate from
35% to 21%
for taxable years beginning after December 31, 2017; limiting and/or eliminating many business deductions; migrating the U.S. to a territorial tax system with a one-time Toll Charge on a mandatory deemed repatriation of previously deferred foreign earnings of certain foreign subsidiaries; subject to certain limitations, generally eliminating U.S. corporate income tax on dividends from foreign subsidiaries; and providing for new taxes on certain foreign earnings.
The following is reconciliation between the statutory rate and the Group’s effective tax rate. For 2021, 2022 and 2023, the statutory rate represented the Chinese mainland statutory rate of 25%. The table does not reflect any accruals related to the Toll Charge. See “
U.S. Corporate Income Tax
” and “
Treatment of Toll Charge Related to the U.S. TCJA.
”

	Year Ended December 31,
	2021	2022	2023

Statutory Rate:	25%	25%	25%
Effect of tax holidays applicable to subsidiaries and consolidated VIEs (1)	(1%)	15%	(335%)
Tax differential from statutory rate applicable to subsidiaries and consolidated VIEs	3%	0%	44%
Effect of withholding taxes	19%	56%	(331%)
Changes in valuation allowance for deferred tax assets	31%	116%	(1,077%)
Research and development super-deduction (2)	(19%)	(85%)	737%
Others	(14%)	(3%)	95%

	44%	124%	(842%)

Note (1): The change in the regular 25%
rate of income tax to preferential income tax rates that Changyou’s subsidiaries and VIEs were entitled to as Software Enterprises for 2021 and 2022 was included in the “Effect of tax holidays applicable to subsidiaries and consolidated VIEs” in the above table.
Note (2): Under Chinese mainland regulations issued in September 2022 that were applicable from October 1, 2022 to December 31, 2022, additional research and development expenses were eligible for deduction from taxable income.
Chinese Mainland Withholding Tax on Dividends
Dividends distributed by foreign invested enterprises in the Chinese mainland to their immediate holding companies outside the Chinese mainland are subject to a 10% withholding tax. A lower withholding tax rate may be applied if there is a tax treaty between the Chinese mainland and the jurisdiction of the foreign holding company. A holding company in Hong Kong, for example, will be subject to a 5% withholding tax rate under an arrangement between the Chinese mainland and the Hong Kong Special Administrative Region on the “Avoidance of Double Taxation and Prevention of Fiscal Evasion with Respect to Taxes on Income,” if such holding company is considered a non-Chinese
mainland resident enterprise and holds at least 25% of the equity interests in the Chinese mainland foreign invested enterprise distributing the dividends, subject to approval of the local tax authority in the Chinese mainland. However, if the Hong Kong holding company is not considered to be the beneficial owner of such dividends under applicable Chinese mainland tax regulations, such dividend will remain subject to a withholding tax rate of 10%.
Under Changyou’s dividend policy, all of Changyou’s Chinese mainland subsidiaries (not including the Changyou VIEs and their subsidiaries) will be able to distribute their cumulative available and undistributed earnings to their direct overseas parent companies in future periods. As of December 31, 2023, the Sohu Group had accrued deferred tax liabilities related to Changyou in the amount of
$253.5 million for Chinese mainland withholding tax.
The Sohu Group currently does not intend to have any of its Chinese mainland subsidiaries or the VIEs distribute any undistributed profits of such subsidiaries or VIEs to their direct overseas parent companies, but rather intends that such profits will be permanently reinvested by such subsidiaries and VIEs for their Chinese mainland operations. As of December 31, 2023, the total amount of undistributed profits from the Chinese mainland subsidiaries and VIEs for which no withholding tax had been accrued was
$497.6
million, and the unrecognized tax liabilities were
$49.8 million.
Chinese Mainland Value-Added Tax
All of the Sohu Group’s revenues have been subject to VAT since May 1, 2016. To record VAT payable, the Group adopted the net presentation method, which presents the difference between the output VAT (at a rate of 6%
 or
13
%)
and the available input VAT amount (at the rate applicable to the supplier).
Deferred Tax Assets and Liabilities
Significant components of the Group’s deferred tax assets and liabilities consist of the following (in thousands):

	As of December 31,
	2022	2023

Deferred tax assets:
Net operating loss from operations	$321,230	$367,024
Accrued bonus and commissions	4,724	3,475
Intangible assets transfer	337	237
Others	9,938	9,472

Total deferred tax assets	336,229	380,208
Less: Valuation allowance	(320,589)	(371,532)

Net deferred tax assets	$15,640	$8,676

Deferred tax liabilities
Withholding tax for dividend	$(239,013)	$(253,482)
Others	(8,800)	(8,033)

Total deferred tax liabilities	$(247,813)	$(261,515)

Net deferred tax assets are recorded under other assets in the consolidated balance sheets. As of December 31, 2023, the Group had net operating losses from Chinese mainland entities of approximately $2.3 billion available to offset against future net profit for income tax purposes. The Group anticipates that it is more likely than not that these net operating losses may not be utilized based on its estimate of the operation performance of these Chinese mainland entities; therefore, $359.1 million in deferred tax assets generated from net operating losses were offset by a valuation allowance.
The following table sets forth the movement of the valuation allowances for deferred tax assets for the years presented (in thousands):

	For the Year Ended December 31,
	2021	2022	2023

Beginning balance	$326,755	$289,097	$320,589
Provision for the year	45,787	69,087	60,554
Reversal for the year	(91,019)	(12,844)	(4,134)
Foreign currency translation adjustment	7,574	(24,751)	(5,477)

Ending balance	$289,097	$320,589	$371,532

In 2023, $11.1 million of Chinese mainland net operating losses generated from previous years expired. Pursuant to a public announcement issued by the China State Administration of Taxation in August 2018, net operating losses of entities not qualified as HNTEs will expire between 2024 and 2028 if not utilized and those of entities qualified as HNTEs will expire in 2033. The reversal of valuation allowance was also due to the impact of changes in income tax rates upon preferential tax rates being obtained.

Uncertain Tax Positions
The following table summarizes the Group’s unrecognized tax benefit from January 1, 2021 to December 31, 2023 (in thousands):

	As of December 31,
	2021	2022	2023

Beginning balance	$188,760	$193,918	$200,228
Increases related to prior year tax positions	4,827	7,534	12,850
Foreign currency translation adjustment	331	(1,224)	(219)

Ending balance	$193,918	$200,228	$212,859

The increases in 2023, 2022 and 2021 were mainly due to interest recognized in connection with an unrecognized tax benefit.
The material jurisdictions in which the Group is subject to potential examination include the Chinese mainland and the United States. In general, the tax authorities in the Chinese mainland have up to five years and in certain cases up to 10 years, and the U.S. IRS has up to three years and in certain cases up to six years, to conduct examinations of the tax filings of the Group. The remaining period for the U.S. IRS to conduct an examination of the Group’s filing in connection with the unrecognized tax benefit in relation to the Toll Charge is expected to be approximately two years. All of these related tax years are open for the Sohu Group.